October 28, 2026

Hull Tactical US ETF

TICKER – HTUS

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information, each dated
February 28, 2026

Effective in October 2026, Euan Sinclair has been added as a Co-Portfolio Manager of the Hull Tactical US ETF (the “Fund”), a series of the Trust. Ms. Petra Mullenix (formerly, Petra Bakosova) also continues to serve as a Portfolio Manager of the Fund. Accordingly, the Prospectus and Statement of Additional Information (“SAI”) of the Fund is amended as set forth below.

The Portfolio Manager section on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Petra Mullenix and Euan Sinclair serve as the Portfolio Managers of the Fund and are each responsible for the day-to-day management of the Fund. Petra Mullenix, Chief Executive Officer of the Adviser, has served as portfolio manager of the Fund since its inception in 2015. Euan Sinclair, Senior Trader of the Adviser, has served as portfolio manager of the Fund since October 2026.

The sub-section titled “Portfolio Manager” in the Fund Management section on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Petra Mullenix (formerly, Petra Bakosova) and Euan Sinclair are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Ms. Mullenix, who is HTAA’s Chief Executive Officer, has been with the Adviser since October 2014. Prior to the Adviser, Ms. Mullenix worked five months at Toji Trading Group, LLC, as a quantitative researcher and three years at ArbHouse, LLC, as a strategist. Prior to Arbhouse, Ms. Mullenix was working towards and received her Master of Science degree in Financial Mathematics from the University of Chicago.

Mr. Sinclair, who serves as Senior Trader at HTAA, is an option trader with nearly 30 years of professional trading experience. He currently manages the volatility exposures at HTAA. Prior to joining HTAA, Mr. Sinclair ran a long/short equity volatility book at Bluefin Trading. He was also the founder and CEO of FactorWave, a fintech company that provided factor-based portfolios to RIAs. Mr. Sinclair holds a PhD in theoretical physics from the University of Bristol and has written six books including "Volatility Trading”, “Option Trading" and “Positional Option Trading” all published by Wiley. He is a member of the editorial board of the Journal of Investment Strategies, a publication of Risk Journals, and has written several papers on options, volatility and bet sizing.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

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The sub-section titled “Additional Information Regarding Portfolio Manager” in the Service Providers section on page 30 of the SAI is deleted in its entirety and replaced with the following:

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Other Accounts Under Management

Petra Mullenix and Euan Sinclair serve as the Fund’s portfolio managers. This section includes information about each portfolio manager, including information about other accounts the portfolio manager manages, the portfolio manager’s compensation, and the dollar range of shares of the Fund owned by the portfolio manager.

Unless otherwise noted, the following information about each Fund’s portfolio manager is provided as of October 31, 2025 and no “Other Account” described below has an advisory fee that is based on the performance of that account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ms. Petra Mullenix	0	$0	0	$0	0	$0
Mr. Euan Sinclair	0	$0	0	$0	0	$0

Ownership of Fund Shares

 As of October 31, 2025, each portfolio manager’s beneficially owned shares of the Fund as summarized in the following table:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of October 31, 2025
Ms. Petra Mullenix	None
Mr. Euan Sinclair	$10,001 - $50,000

Compensation

The portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Fund. Their compensation is not directly related to the performance of the underlying assets of the Fund.

Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, the Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for portfolio managers to devote more attention to those accounts that pay high advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

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The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and compliance with its applicable Code of Ethics. Finally, the Adviser has structured its portfolio managers’ compensation in a manner, and the Trust has adopted policies and procedures reasonably designed, to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Further Information

For further information, please contact the Fund toll-free at 1-844-484-2484. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at http://www.hulltacticalfunds.com.

Investors Should Retain this Supplement for Future Reference.

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